Exhibit 1

AGREEMENT

Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13G need be filed with respect to the ownership by each of the undersigned of shares of Global Cash Access Holdings, Inc.

This agreement may be executed in any number of counterparts, each of which shall be deemed an original.

EXECUTED this 10th day of February, 2010.

SUMMIT PARTNERS, L.P. By: Summit Master Company, LLC, its general partner By: * Member	SUMMIT PARTNERS VI (GP), LLC By: Summit Partners, L.P., its managing member By: Summit Master Company, LLC, its general partner By: * Member

SUMMIT PARTNERS VI (GP), L.P. By: Summit Partners VI (GP), LLC, its general partner By: Summit Partners, L.P., its managing member By: Summit Master Company, LLC, its general partner By: * Member
SUMMIT VENTURES VI-A, L.P.
By: Summit Partners VI (GP), L.P., its general partner
By: Summit Partners VI (GP), LLC, its general partner
By: Summit Partners, L.P., its managing member
By: Summit Master Company, LLC, its general partner

By:                                  *
Member

SUMMIT VENTURES VI-B, L.P.
By: Summit Partners VI (GP), L.P., its general partner
By: Summit Partners VI (GP), LLC, its general partner
By: Summit Partners, L.P., its managing member
By: Summit Master Company, LLC, its general partner

By:                                  *
Member

SUMMIT VI ADVISORS FUND, L.P.
By: Summit Partners VI (GP), L.P., its general partner
By: Summit Partners VI (GP), LLC, its general partner
By: Summit Partners, L.P., its managing member
By: Summit Master Company, LLC, its general partner

By:                                  *
Member

SUMMIT VI ENTREPRENEURS FUND, L.P.
By: Summit Partners VI (GP), L.P., its general partner
By: Summit Partners VI (GP), LLC, its general partner
By: Summit Partners, L.P., its managing member
By: Summit Master Company, LLC, its general partner

By:                                  *
Member

SUMMIT INVESTORS VI, L.P.
By: Summit Partners VI (GP), L.P., its general partner
By: Summit Partners VI (GP), LLC, its general partner
By: Summit Partners, L.P., its managing member
By: Summit Master Company, LLC, its general partner

By:                                  *
Member

*By: /s/ Robin W. Devereux
Robin W. Devereux
Power of Attorney for Walter G. Kortschak

*        Pursuant to Powers of Attorney on file with the Commission, which Powers of Attorney are incorporated herein by reference.  Copies of such Powers of Attorney are attached hereto as Exhibit 2.